UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 20, 2023

Ferrellgas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ferrellgas, Inc., the general partner (the “General Partner”) of Ferrellgas Partners, L.P. and Ferrellgas, L.P. (collectively, “Ferrellgas”), appointed Michael E. Cole as Chief Financial Officer and Treasurer of the General Partner, effective February 20, 2023.

Mr. Cole, age 59, brings to Ferrellgas more than 35 years of experience in developing and guiding growth in organizations through results-oriented leadership with gas and electric utilities as well as other entities. He most recently served as Senior Vice President, Chief Financial Officer and Treasurer of NV Energy, Inc., a Berkshire Hathaway Energy-owned utility based in Las Vegas with two operating subsidiaries, Nevada Power Company and Sierra Pacific Power Company. Prior to joining NV Energy, Inc. in 2015, Mr. Cole served in a variety of financial leadership roles. Mr. Cole earned an MBA and Bachelor of Business degree in Finance from Western Illinois University in Macomb, IL.

Mr. Cole was not selected as Chief Financial Officer and Treasurer pursuant to any arrangement or understanding between Mr. Cole and any other person. There are no family relationships between Mr. Cole and any previous or current executive officers or directors of the General Partner. There has not been any transaction, nor is there any currently proposed transaction, which requires disclosure under Item 404(a) of Regulation S-K in connection with Mr. Cole’s appointment.

Mr. Cole will receive a base salary of $525,000 per year and after 60 days of employment, a $330,000 sign-on bonus. Mr. Cole will be eligible starting on August 1, 2023, the beginning of the next fiscal year, for an annual bonus with an incentive target of 75% of annual base salary and for medical, dental and vision benefits provided by the General Partner. Mr. Cole will also be eligible to participate in the other elements of our executive compensation program as described in the registrants’ Annual Report on Form 10-K filed on September 30, 2022.

Mr. Cole will enter into the General Partner’s standard form of indemnification agreement for executives, a copy of which has been filed as Exhibit 10.34 to the registrants’ Quarterly Report on Form 10-Q filed on December 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: February 24, 2023	By:	/s/ James E. Ferrell
Chief Executive Officer and President

FERRELLGAS PARTNERS FINANCE CORP.

Date: February 24, 2023	By:	/s/ James E. Ferrell
Chief Executive Officer and President

FERRELLGAS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: February 24, 2023	By:	/s/ James E. Ferrell
Chief Executive Officer and President

FERRELLGAS FINANCE CORP.

Date: February 24, 2023	By:	/s/ James E. Ferrell
Chief Executive Officer and President